                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT I, Cecil D. Conlee, a director of Cornerstone Properties Inc. (the "Company"), do hereby constitute and appoint John S. Moody, Kevin P. Mahoney and Thomas P. Loftus, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the said Securities Exchange Act of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for, on behalf of and in the name of the undersigned as a director of the Company, such Annual Report and any amendments thereto filed with the Securities and Exchange Commission and any instrument or document filed as part of, an exhibit to, or in connection with said Annual Report or amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 18th day of March, 1998.

                                        /s/ Cecil D. Conlee
                       ---------------------------------------------------------
                                        Cecil D. Conlee

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT I, George Abbott Davis, a director of Cornerstone Properties Inc. (the "Company"), do hereby constitute and appoint John S. Moody, Kevin P. Mahoney and Thomas P. Loftus, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the said Securities Exchange Act of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for, on behalf of and in the name of the undersigned as a director of the Company, such Annual Report and any amendments thereto filed with the Securities and Exchange Commission and any instrument or document filed as part of, an exhibit to, or in connection with said Annual Report or amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 18th day of March, 1998.

                                        /s/ George Abbott Davis
                  --------------------------------------------------------------
                                        George Abbott Davis

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT I, Blake Eagle, a director of Cornerstone Properties Inc. (the "Company"), do hereby constitute and appoint John S. Moody, Kevin P. Mahoney and Thomas P. Loftus, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the said Securities Exchange Act of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for, on behalf of and in the name of the undersigned as a director of the Company, such Annual Report and any amendments thereto filed with the Securities and Exchange Commission and any instrument or document filed as part of, an exhibit to, or in connection with said Annual Report or amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 18th day of March, 1998.

                                        /s/ Blake Eagle
                         -------------------------------------------------------
                                        Blake Eagle

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT I, Karl-Ludwig Hermann, a director of Cornerstone Properties Inc. (the "Company"), do hereby constitute and appoint John S. Moody, Kevin P. Mahoney and Thomas P. Loftus, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the said Securities Exchange Act of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for, on behalf of and in the name of the undersigned as a director of the Company, such Annual Report and any amendments thereto filed with the Securities and Exchange Commission and any instrument or document filed as part of, an exhibit to, or in connection with said Annual Report or amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 18th day of March, 1998.

                                        /s/ Karl-Ludwig Hermann
               -----------------------------------------------------------------
                                        Karl-Ludwig Hermann

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT I, Hans C. Mautner, a director of Cornerstone Properties Inc. (the "Company"), do hereby constitute and appoint John S. Moody, Kevin P. Mahoney and Thomas P. Loftus, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the said Securities Exchange Act of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for, on behalf of and in the name of the undersigned as a director of the Company, such Annual Report and any amendments thereto filed with the Securities and Exchange Commission and any instrument or document filed as part of, an exhibit to, or in connection with said Annual Report or amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 18th day of March, 1998.

                                        /s/ Hans C. Mautner
                   -------------------------------------------------------------
                                        Hans C. Mautner

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT I, Lutz Mellinger, a director of Cornerstone Properties Inc. (the "Company"), do hereby constitute and appoint John S. Moody, Kevin P. Mahoney and Thomas P. Loftus, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the said Securities Exchange Act of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for, on behalf of and in the name of the undersigned as a director of the Company, such Annual Report and any amendments thereto filed with the Securities and Exchange Commission and any instrument or document filed as part of, an exhibit to, or in connection with said Annual Report or amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 18th day of March, 1998.

                                        /s/ Lutz Mellinger
                     -----------------------------------------------------------
                                        Lutz Mellinger

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT I, Gerald Rauenhorst, a director of Cornerstone Properties Inc. (the "Company"), do hereby constitute and appoint John S. Moody, Kevin P. Mahoney and Thomas P. Loftus, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the said Securities Exchange Act of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for, on behalf of and in the name of the undersigned as a director of the Company, such Annual Report and any amendments thereto filed with the Securities and Exchange Commission and any instrument or document filed as part of, an exhibit to, or in connection with said Annual Report or amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 18th day of March, 1998.

                                        /s/ Gerald Rauenhorst
                  --------------------------------------------------------------
                                        Gerald Rauenhorst

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT I, Michael J.G. Topham, a director of Cornerstone Properties Inc. (the "Company"), do hereby constitute and appoint John S. Moody, Kevin P. Mahoney and Thomas P. Loftus, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the said Securities Exchange Act of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for, on behalf of and in the name of the undersigned as a director of the Company, such Annual Report and any amendments thereto filed with the Securities and Exchange Commission and any instrument or document filed as part of, an exhibit to, or in connection with said Annual Report or amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 18th day of March, 1998.

                                        /s/ Michael J.G. Topham
                ----------------------------------------------------------------
                                        Michael J.G. Topham

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT I, Dick van den Bos, a director of Cornerstone Properties Inc. (the "Company"), do hereby constitute and appoint John S. Moody, Kevin P. Mahoney and Thomas P. Loftus, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the said Securities Exchange Act of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for, on behalf of and in the name of the undersigned as a director of the Company, such Annual Report and any amendments thereto filed with the Securities and Exchange Commission and any instrument or document filed as part of, an exhibit to, or in connection with said Annual Report or amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 18th day of March, 1998.

                                        /s/ Dick van den Bos
                   -------------------------------------------------------------
                                        Dick van den Bos

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    THAT I, Jan van der Vlist, a director of Cornerstone Properties Inc. (the "Company"), do hereby constitute and appoint John S. Moody, Kevin P. Mahoney and Thomas P. Loftus, and each of them, my true and lawful attorneys-in-fact and agents, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the said Securities Exchange Act of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for, on behalf of and in the name of the undersigned as a director of the Company, such Annual Report and any amendments thereto filed with the Securities and Exchange Commission and any instrument or document filed as part of, an exhibit to, or in connection with said Annual Report or amendments thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 18th day of March, 1998.

                                        /s/ Jan van der Vlist
                   -------------------------------------------------------------
                                        Jan van der Vlist